Exhibit 4.1

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2004-A

                                     Issuer

                                       and

                              JP MORGAN CHASE BANK

                                Indenture Trustee

         --------------------------------------------------------------



                                    INDENTURE

                          Dated as of February 1, 2004


         --------------------------------------------------------------



         ORIGEN MANUFACTURED HOUSING CONTRACT TRUST NOTES, SERIES 2004-A


                                 ---------------



                                                 TABLE OF CONTENTS
                                                 -----------------

SECTION                                                                                                        PAGE

ARTICLE I
DEFINITIONS
         Section 1.01      DEFINITIONS............................................................................2
         Section 1.02      INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT......................................2
         Section 1.03      RULES OF CONSTRUCTION..................................................................2

THE NOTES
         Section 2.01      FORM...................................................................................4
         Section 2.02      EXECUTION, AUTHENTICATION AND DELIVERY.................................................4
         Section 2.03      ACCEPTANCE OF CONTRACTS BY INDENTURE TRUSTEE...........................................5

COVENANTS
         Section 3.01      COLLECTION OF PAYMENTS WITH RESPECT TO THE CONTRACTS...................................6
         Section 3.02      MAINTENANCE OF OFFICE OR AGENCY........................................................6
         Section 3.03      MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT...................................6
         Section 3.04      EXISTENCE..............................................................................8
         Section 3.05      PAYMENT OF PRINCIPAL AND INTEREST......................................................8
         Section 3.06      PROTECTION OF TRUST ESTATE.............................................................8
         Section 3.07      OPINIONS AS TO TRUST ESTATE............................................................9
         Section 3.08      PERFORMANCE OF OBLIGATIONS.............................................................9
         Section 3.09      NEGATIVE COVENANTS....................................................................10
         Section 3.10      [RESERVED]............................................................................10
         Section 3.11      [RESERVED]............................................................................10
         Section 3.12      REPRESENTATIONS AND WARRANTIES CONCERNING THE CONTRACTS...............................10
         Section 3.13      AMENDMENTS TO SERVICING AGREEMENT.....................................................11
         Section 3.14      SERVICER AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE.................................11
         Section 3.15      INVESTMENT COMPANY ACT................................................................11
         Section 3.16      ISSUER MAY CONSOLIDATE, ETC...........................................................11
         Section 3.17      SUCCESSOR OR TRANSFEREE...............................................................13
         Section 3.18      NO OTHER BUSINESS.....................................................................13
         Section 3.19      NO BORROWING..........................................................................13
         Section 3.20      GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.....................................13
         Section 3.21      CAPITAL EXPENDITURES..................................................................13
         Section 3.22      RESERVED..............................................................................14
         Section 3.23      RESTRICTED PAYMENTS...................................................................14
         Section 3.24      NOTICE OF EVENTS OF DEFAULT...........................................................14
         Section 3.25      FURTHER INSTRUMENTS AND ACTS..........................................................14
         Section 3.26      STATEMENTS TO NOTEHOLDERS.............................................................14
         Section 3.27      [RESERVED]............................................................................14
         Section 3.28      CERTAIN REPRESENTATIONS REGARDING THE TRUST ESTATE....................................14


THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE
         Section 4.01      THE NOTES.............................................................................16
         Section 4.02      REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES;
         APPOINTMENT OF NOTE REGISTRAR AND CERTIFICATE REGISTRAR.................................................16
         Section 4.03      MUTILATED, DESTROYED, LOST OR STOLEN NOTES............................................17
         Section 4.04      PERSONS DEEMED OWNERS.................................................................18
         Section 4.05      CANCELLATION..........................................................................18
         Section 4.06      BOOK-ENTRY NOTES......................................................................18
         Section 4.07      NOTICES TO DEPOSITORY.................................................................19
         Section 4.08      DEFINITIVE NOTES......................................................................19
         Section 4.09      TAX TREATMENT.........................................................................20
         Section 4.10      SATISFACTION AND DISCHARGE OF INDENTURE...............................................20
         Section 4.11      APPLICATION OF TRUST MONEY............................................................21
         Section 4.12      RESERVED..............................................................................21
REPAYMENT OF MONIES HELD BY PAYING AGENT.........................................................................21
         Section 4.14      TEMPORARY NOTES.......................................................................21
         Section 4.15      REPRESENTATION REGARDING ERISA........................................................21

ARTICLE V

DEFAULT AND REMEDIES
         Section 5.01      EVENTS OF DEFAULT.....................................................................23
         Section 5.02      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT....................................23
         Section 5.03      COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE
          .......................................................................................................23
         Section 5.04      REMEDIES; PRIORITIES..................................................................25
         Section 5.05      OPTIONAL PRESERVATION OF THE TRUST ESTATE.............................................26
         Section 5.06      LIMITATION OF SUITS...................................................................27
         Section 5.07      UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST
          .......................................................................................................27
         Section 5.08      RESTORATION OF RIGHTS AND REMEDIES....................................................27
         Section 5.09      RIGHTS AND REMEDIES CUMULATIVE........................................................28
         Section 5.10      DELAY OR OMISSION NOT A WAIVER........................................................28
         Section 5.11      CONTROL BY NOTEHOLDERS................................................................28
         Section 5.12      WAIVER OF PAST DEFAULTS...............................................................28
         Section 5.13      UNDERTAKING FOR COSTS.................................................................29
         Section 5.14      WAIVER OF STAY OR EXTENSION LAWS......................................................29
         Section 5.15      SALE OF TRUST ESTATE..................................................................29
         Section 5.16      ACTION ON NOTES.......................................................................31
         Section 5.17      PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS....................................31

ARTICLE VI

THE INDENTURE TRUSTEE
         Section 6.01      DUTIES OF INDENTURE TRUSTEE...........................................................32
         Section 6.02      RIGHTS OF INDENTURE TRUSTEE...........................................................33


         Section 6.03      INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE................................................33
         Section 6.04      INDENTURE TRUSTEE'S DISCLAIMER........................................................34
         Section 6.05      NOTICE OF EVENT OF DEFAULT............................................................34
         Section 6.06      REPORTS BY INDENTURE TRUSTEE TO HOLDERS AND TAX ADMINISTRATION........................34
         Section 6.07      COMPENSATION AND INDEMNITY............................................................34
         Section 6.08      REPLACEMENT OF INDENTURE TRUSTEE......................................................35
         Section 6.09      SUCCESSOR INDENTURE TRUSTEE BY MERGER.................................................35
         Section 6.10      APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.....................36
         Section 6.11      ELIGIBILITY; DISQUALIFICATION.........................................................37
         Section 6.12      PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER......................................37
         Section 6.13      REPRESENTATIONS AND WARRANTIES........................................................37
         Section 6.14      DIRECTIONS TO INDENTURE TRUSTEE.......................................................38
         Section 6.15      THE AGENTS............................................................................38

ARTICLE VII

NOTEHOLDERS' LISTS AND REPORTS
         Section 7.01      ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS
          .......................................................................................................39
         Section 7.02      PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS............................39
         Section 7.03      RESERVED..............................................................................39
         Section 7.04      REPORTS BY INDENTURE TRUSTEE..........................................................39
         Section 7.05      STATEMENTS TO NOTEHOLDERS.............................................................39

ARTICLE VIII

ACCOUNTS, DISBURSEMENTS AND RELEASES
         Section 8.01      COLLECTION OF MONEY...................................................................41
         Section 8.02      PAYMENTS ON THE NOTES.................................................................41
         Section 8.03      OFFICER'S CERTIFICATE.................................................................44
         Section 8.04      TERMINATION UPON DISTRIBUTION TO NOTEHOLDERS..........................................45
         Section 8.05      RELEASE OF TRUST ESTATE...............................................................45
         Section 8.06      SURRENDER OF NOTES UPON FINAL PAYMENT.................................................45
         Section 8.07      OPTIONAL REDEMPTION OF THE NOTES; AUCTION.............................................45
         Section 8.08      ALLOCATION OF REALIZED LOSSES.........................................................46

ARTICLE IX

SUPPLEMENTAL INDENTURES
         Section 9.01      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS................................48
         Section 9.02      SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS...................................49
         Section 9.03      EXECUTION OF SUPPLEMENTAL INDENTURES..................................................51
         Section 9.04      EFFECT OF SUPPLEMENTAL INDENTURE......................................................51
         Section 9.05      CONFORMITY WITH TRUST INDENTURE ACT...................................................51
         Section 9.06      REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.........................................51


ARTICLE X

MISCELLANEOUS
Compliance Certificates and Opinions, etc........................................................................52
         Section 10.02     FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE......................................53
         Section 10.03     ACTS OF NOTEHOLDERS...................................................................54
         Section 10.04     NOTICES ETC., TO INDENTURE TRUSTEE ISSUER AND RATING AGENCIES.........................54
         Section 10.05     NOTICES TO NOTEHOLDERS; WAIVER........................................................55
         Section 10.06     CONFLICT WITH TRUST INDENTURE ACT.....................................................56
         Section 10.07     EFFECT OF HEADINGS....................................................................56
         Section 10.09     SEPARABILITY..........................................................................56
         Section 10.10     THIRD PARTY BENEFICIARY...............................................................56
         Section 10.11     LEGAL HOLIDAYS........................................................................56
         Section 10.12     GOVERNING LAW.........................................................................56
         Section 10.13     COUNTERPARTS..........................................................................56
         Section 10.14     RECORDING OF INDENTURE................................................................56
         Section 10.15     ISSUER OBLIGATION.....................................................................57
         Section 10.16     NO PETITION...........................................................................57
         Section 10.17     INSPECTION............................................................................57

EXHIBITS
--------

Exhibit A-1       Form of Class A-[_] Note
Exhibit A-2       Form of Class M-[_] Note
Exhibit B         List of Contracts
Exhibit C         Form of Custodial Agreement

Appendix A        Definitions

                  This Indenture, dated as of February 1, 2004, is entered into between Origen Manufactured Housing Contract Trust 2004-A, a Delaware statutory trust, as Issuer (the "Issuer"), and JPMorgan Chase Bank, a New York banking association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Notes, Series 2004-A (the "Notes").

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Contracts, Eligible Substitute Contracts and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Contracts excluding any investment income from such funds; (c) all funds on deposit from time to time in the Note Payment Account and in all proceeds thereof; (d) all rights under (i) the Manufactured Housing Contract Sale Agreement as assigned to the Issuer, (ii) the Servicing Agreement, and (iii) all rights under every Hazard Insurance Policy relating to a Manufactured Home or Mortgaged Property securing a Contract for the benefit of the creditor of such Contract, and (iv) all documents contained in the Contract Files and the Land-and-Home Contract Files, subject to the exceptions set forth in the Initial Certification and the Final Certification delivered by the Custodian, in the forms of Exhibit A-1 and Exhibit A-2 to the Custodial Agreement, respectively; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

         Section 1.03 RULES OF CONSTRUCTION. Unless the context otherwise requires:


                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                         ORIGINAL ISSUANCE OF THE NOTES

         Section 2.01 FORM. The Class A Notes and the Mezzanine Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1 and A-2 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

         The terms of the Notes set forth in Exhibits A-1 and A-2 to this Indenture are part of the terms of this Indenture.

         Section 2.02 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Request authenticate and deliver the Class A Notes and the Mezzanine Notes for original issue in an aggregate initial principal amount of $200,000,000. The Class A-1 Notes shall be issued in an aggregate initial Note Balance of $64,500,000, the Class A-2 Notes shall be issued in an aggregate initial Note Balance of $45,000,000, the Class A-3 Notes shall be issued in an aggregate initial Note Balance of $15,000,000, the Class A-4 Notes shall be issued in an aggregate initial Note Balance of $32,643,000, the Class M-1 Notes shall be issued in an aggregate initial Note Balance of $23,809,000, and the Class M-2 Notes shall be issued in an aggregate initial Note Balance of $19,048,000.

         Each of the Notes shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Balances of $25,000 and in integral multiples of $1 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03 ACCEPTANCE OF CONTRACTS BY INDENTURE TRUSTEE.

         (a) The Indenture Trustee or the Custodian acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.2 of the Manufactured Housing Contract Sale Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes or, in the case of the Custodian, on behalf of the Indenture Trustee.

                  The Indenture Trustee, or the Custodian on its behalf, shall, for the benefit of the Noteholders, review each File on or before the Closing Date and certify in substantially the form attached to the Custodial Agreement as Exhibit A-1 thereto that, as to each Contract listed in the List of Contracts (other than any Contract specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such File (other than such documents described in Section
2.2 (I)(c) or (II)(f) of the Manufactured Housing Contract Sale Agreement) required to be delivered to it pursuant to the Manufactured Housing Contract Sale Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Contract and (iii) based on its examination and only as to the foregoing, the information set forth in the List of Contracts accurately reflects information set forth in the File. It is herein acknowledged that, in conducting such review, neither the Indenture Trustee nor the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any File should include any of the documents specified in clauses (I)(c) or
(II)(f) of Section 2.2 of the Manufactured Housing Contract Sale Agreement.

                  Prior to the first anniversary date of this Indenture the Indenture Trustee or the Custodian shall deliver to the Depositor and the Servicer a final certification in the form annexed to the Custodial Agreement as Exhibit A-2 evidencing the completeness of the Files, with any applicable exceptions noted thereon, and the Servicer shall forward a copy thereof to any Sub- Servicer.

                  If in the process of reviewing the Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee or the Custodian finds any document or documents constituting a part of a File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee or the Custodian shall so notify the Depositor and the Servicer. In addition, upon the discovery by the Indenture Trustee of a breach of any of the representations and warranties made by the Originator and the Seller in the Manufactured Housing Contract Sale Agreement in respect of any Contract which materially adversely affects such Contract or the interests of the related Noteholders in such Contract, the Indenture Trustee party discovering such breach shall give prompt written notice to the Depositor, the Servicer, the Originator and the Seller.

         (b) Upon receipt by the Trust Estate by deposit in the Note Payment Account of the Repurchase Price for a repurchased Contract under Section 2.03 of the Servicing Agreement, or the delivery of an Eligible Substitute Contract pursuant to subsection 3.6(b) of the Manufactured Housing Contract Sale Agreement, and upon receipt of a certificate of an Officer of the Originator in the form attached as Exhibit B to the Servicing Agreement or, with respect to any Eligible Substitute Contract delivered under subsection 3.6(b) of the Manufactured Housing Contract Sale Agreement, a certificate of an Officer of the Originator in the form attached as Exhibit A to the Manufactured Housing Contract Sale Agreement, the Indenture Trustee shall release or shall cause the Custodian to release the related Contract File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Originator as are necessary to vest in the Originator title to and rights under the related Contract.



                                   ARTICLE III

                                    COVENANTS

         Section 3.01 COLLECTION OF PAYMENTS WITH RESPECT TO THE CONTRACTS. The Indenture Trustee shall establish and maintain an Eligible Account (the "Note Payment Account") in which the Indenture Trustee shall deposit, on the same day as received from the Servicer, amounts received from the Servicer pursuant to
Section 3.06(a) of the Servicing Agreement. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

         Section 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office of the Indenture Trustee's agent located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, and notices and demands may be made or served at the Corporate Trust Office.

         Section 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee as its Paying Agent.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the

Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;
                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Contracts and each other instrument or agreement included in the Trust Estate.

         Section 3.05 PAYMENT OF PRINCIPAL AND INTEREST. On each Payment Date from amounts on deposit in the Note Payment Account in accordance with Section
8.02 hereof, the Indenture Trustee shall pay to the Persons and to the extent provided therein, the Amount Available for such Payment Date.

         Section 3.06 PROTECTION OF TRUST ESTATE.

         (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuer or Servicer to enforce any of the rights to the Contracts; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

         Section 3.07 OPINIONS AS TO TRUST ESTATE.

         (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

         (b) On or before April 15th in each calendar year, beginning in 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re- recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31st in the following calendar year.

         Section 3.08 PERFORMANCE OF OBLIGATIONS.

         (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Contracts or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Contracts or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee may exercise the rights of the Issuer to direct the actions of the Servicer pursuant to the Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09 NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii)(A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (iv) waive or impair, or fail to assert rights under, the Contracts, or impair or cause to be impaired the Issuer's interest in the Contracts, the Manufactured Housing Contract Sale Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

         Section 3.10 [RESERVED].

         Section 3.11 [RESERVED].

         Section 3.12 REPRESENTATIONS AND WARRANTIES CONCERNING THE CONTRACTS. The Indenture Trustee, as pledgee of the Contracts, has the benefit of the representations and warranties made by the Originator and the Seller in the Manufactured Housing Contract Sale Agreement concerning the Originator, the Seller and the Contracts to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Originator and the Seller in the Manufactured Housing Contract Sale Agreement, the Indenture Trustee shall promptly notify the Originator of such finding and the Originator's obligation to cure such defect or repurchase or substitute for the related Contract.

         Section 3.13 AMENDMENTS TO SERVICING AGREEMENT. The Issuer covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee.

         Section 3.14 SERVICER AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its bailee in holding any Related Documents released to the Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such bailee arrangement, the Indenture Trustee, as a secured party of the Contracts, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer. The Indenture Trustee shall not be liable and has no duty with respect to such documents, monies or items while in possession of the Servicer.

         Section 3.15 INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); PROVIDED, HOWEVER, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16 ISSUER MAY CONSOLIDATE, ETC.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, and all other amounts payable to the Indenture Trustee, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by Origen REIT or a direct or indirect qualified REIT subsidiary of Origen REIT, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by Origen REIT or a direct or indirect qualified REIT subsidiary of Origen REIT, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.17 SUCCESSOR OR TRANSFEREE.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18 NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Contracts and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

         Section 3.20 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22 RESERVED.

         Section 3.23 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         Section 3.24 NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.26 STATEMENTS TO NOTEHOLDERS. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall prepare and make available on the Indenture Trustee's website, https://www.jpmorgan.com/sfr (or deliver at the recipient's option), to each Noteholder and Certificateholder the most recent statement prepared by the Indenture Trustee pursuant to Section 7.05 hereof.

         Section 3.27 [RESERVED].

         Section 3.28 CERTAIN REPRESENTATIONS REGARDING THE TRUST ESTATE.

         (a) With respect to that portion of the Collateral described in clauses
(a) through (d) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "deposit accounts", "chattel paper", "general intangibles" or "instruments," as applicable, within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

         (b) With respect to that portion of the Collateral described in clause
(e), the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

         (c) With respect to any Collateral in which a security interest may be perfected by filing, the Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

         (d) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing. Any financing statement that is filed in connection with this Section 3.28 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

         (e) The foregoing representations may not be waived and shall survive the issuance of the Notes.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

         Section 4.01 THE NOTES. Each Class of Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book- entry facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1 in excess thereof.

         The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository (through and to its nominee) as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive notes for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

         Section 4.02 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF NOTE REGISTRAR AND CERTIFICATE REGISTRAR. The Issuer shall cause to be kept at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         The Issuer hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

         Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; PROVIDED, HOWEVER, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 4.06 BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

                  (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                  (iv) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07 NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08 DEFINITIVE NOTES. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balances of the Notes advise the Depository in writing that the continuation of a book- entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         Section 4.09 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer and the Indenture Trustee (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 4.10 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                  (A) either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation (a) have become due and payable, (b) will become due and payable at the Final Stated Maturity Date within one year, or (c) have been called for early redemption pursuant to Section
         8.07 hereof, and the Issuer, in the case of (a) or (b) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Stated Maturity Date or other final Payment Date, or, in the case of (c) above, the Issuer shall have complied with all requirements of Section 8.07 hereof,

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)(b) above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

         Section 4.11 APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer, as the Indenture Trustee may determine, to the Holders of Notes or Certificates, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12 RESERVED.

         Section 4.13 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

         Section 4.14 TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office of the Indenture Trustee located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         Section 4.15 REPRESENTATION REGARDING ERISA. By acquiring a Note or interest therein, each Holder of such Note or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring the Note with Plan Assets or (2) (A) the acquisition, holding and transfer of such Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor regulation 29 C.F.R. ss. 2510.3-101, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, the Originator, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Originator, the Depositor, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

         Section 5.01 EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee, written notice in the form of an Officer's Certificate, within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iv), (v) or (vi) of the definition of "Event of Default," its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust Estate or this Indenture.

         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Holders of Notes representing not less than 66-2/3% of the aggregate Note Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Notes representing not less than 66-2/3% of the aggregate Note Balance of the Notes, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (a) all payments of principal of and Interest Payment Amounts due on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and (b) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

         (a) The Issuer covenants that if an Event of Default has occurred and is continuing, the Issuer shall, upon demand of the Indenture Trustee, at the direction of the Holders of not less than 66-2/3% of the aggregate Note Balances of the Notes, pay to the Indenture Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the applicable Note Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings, as directed in writing by Holders of at least 66-2/3% of the aggregate Note Balances of the Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by Holders of at least 66-2/3% of the aggregate Note Balances of the Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04 REMEDIES; PRIORITIES.

         (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of Section 10.16 hereof may, and shall, at the written direction of the Holders of not less than 66-2/3% of the aggregate Note Balances of the Notes, do one or more of the following (subject to Section 5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Contracts will not continue to provide sufficient funds for the payment of principal of and Interest Payment Amounts due on the applicable Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of at least 66-2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon written advice or an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Servicer Event of Default has not occurred, any sale of the Trust Estate shall be made subject to the continued servicing of the Contracts by the Servicer as provided in the Servicing Agreement.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the order of priority set forth in Section 8.01 hereof.

         The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

         Section 5.05 OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether and how to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon the written advice or an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the aggregate Note Balances of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings;

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of at least 66-2/3% of the Note Balances of the Notes; and

                  (vi) such Event of Default has occurred and is continuing.

         It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         Section 5.07 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11 CONTROL BY NOTEHOLDERS. The Holders of not less than 66-2/3% of the aggregate Note Balances of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Note Balances of the Notes;

                  (iii) the Indenture Trustee has been provided with indemnity satisfactory to it; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Notes representing 66-2/3% of the Note Balances of the Notes.

         Notwithstanding the rights of Noteholders set forth in this Section
5.11 the Indenture Trustee need not take any action that it determines might involve it in liability or if adequate indemnity is not assured to it.

         Section 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Holders of Notes representing not less than 66-2/3% of the aggregate Note Balance of the Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15 SALE OF TRUST ESTATE.

         (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

                  (i) the Holders of all Notes consent to or direct the Indenture Trustee to make, such Sale, or

                  (ii) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                  (iii) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any determination under this Section 5.15, the Indenture Trustee may rely upon written advice or an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Holders of Notes representing at least 100% of the Note Balances of the Notes consent to such Sale.

         The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) [Reserved].

         (d) In connection with a Sale of all or any portion of the Trust
Estate,

                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be payable to the Holders of the Notes and Holders of Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney- in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

         Section 5.17 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

         (a) Promptly following a request from the Indenture Trustee to do so, the Issuer in its capacity as holder of the Contracts, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller, the Originator and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Manufactured Housing Contract Sale Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Manufactured Housing Contract Sale Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Contracts, including the transmission of notices of default on the part of the Seller, the Originator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Originator or the Servicer of each of their obligations under the Manufactured Housing Contract Sale Agreement and the Servicing Agreement.

         (b) The Indenture Trustee, as pledgee of the Contracts, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Note Balances of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Originator or the Servicer under or in connection with the Manufactured Housing Contract Sale Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Originator or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Manufactured Housing Contract Sale Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01 DUTIES OF INDENTURE TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders or from the Issuer, which they are entitled to give under the Basic Documents.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         (h) The Indenture Trustee shall act in accordance with Section 6.03 of the Servicing Agreement and shall appoint a successor Servicer in accordance with Section 6.02 of the Servicing Agreement.

         Section 6.02 RIGHTS OF INDENTURE TRUSTEE.

         (a) The Indenture Trustee may conclusively rely on, and shall be fully protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (d) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or in connection herewith in good faith and in accordance with the advice or opinion of such counsel.

         (e) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

         (f) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee (i) as part of the Indenture Trustee Fee, (ii) pursuant to Sections 3.05(d), 3.05(h), 5.04(b), 6.07 or 8.02(c) hereunder or (iii) out of the Amount Available.

         Section 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

         Section 6.04 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.05 NOTICE OF EVENT OF DEFAULT. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Noteholder notice of the Event of Default after it is actually known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.06 REPORTS BY INDENTURE TRUSTEE TO HOLDERS AND TAX ADMINISTRATION. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. The Indenture Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee or the Issuer, any Form 1099 tax returns. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

         Section 6.07 COMPENSATION AND INDEMNITY. The Indenture Trustee shall withdraw from the Note Payment Account on each Payment Date and pay to itself the Indenture Trustee Fee. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

         The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services. Such expenses which shall be paid solely from the Trust Estate in accordance with Section 8.02 shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee solely with payments from the Trust Estate in accordance with Section 8.02 and hold it harmless against any and all claims, taxes, penalties, losses, liabilities or expenses (including attorneys' fees and expenses) of any kind whatsoever incurred by it in connection with the administration of this Trust and the performance of its duties under any of the Basic Documents. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08 REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. Holders of a majority of Note Balances of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11 hereof;

                  (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Note Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

         If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11 ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of "Baa3" or better by Moody's and "BBB" or better by S&P. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.13 REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents that:

                  (i) It is a New York banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (ii) The execution and delivery of this Indenture by it, and the performance and compliance with the terms of this Indenture by it, will not violate its charter or bylaws.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Indenture has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                  (iv) This Indenture, assuming due authorization, execution and delivery by the Issuer, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         Section 6.14 DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

                  (i) to accept the pledge of the Contracts and hold the assets of the Trust Estate in trust for the Noteholders;

                  (ii) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1 and A-2 to this Indenture in accordance with the terms of this Indenture; and

                  (iii) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.15 THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Note Registrar.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

         Section 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO
NOTEHOLDERS.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss.312(c).

         Section 7.03 RESERVED.

         Section 7.04 REPORTS BY INDENTURE TRUSTEE. If required by TIA ss. 313(a), within 60 days after each January 30th beginning with March 31, 2005, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission via EDGAR and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

         Section 7.05 STATEMENTS TO NOTEHOLDERS.

         (a) With respect to each Payment Date, the Indenture Trustee shall make available via the Indenture Trustee's website https://www.jpmorgan.com/sfr or deliver at the recipient's option to each Noteholder and each Certificateholder, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information, calculated by the Indenture Trustee based on the aggregate loan-level information provided to it by the Servicer, as to the Notes (it being understood that the Servicer shall provide the information described in clauses (iv), (v),
(vi), (vii) and (viii) below in its Electronic File delivered to the Indenture Trustee), to the extent applicable:

                  (i) the amount of the payment made on such Payment Date to the Holders of the Notes of each Class allocable to principal;

                  (ii) the amount of the payment made on such Payment Date to the Holders of the Notes of each Class allocable to interest;

                  (iii) the aggregate Servicing Fee received by the Servicer during the related Due Period and such other customary information as the Indenture Trustee deems necessary or desirable, or which a Noteholder or Certificateholder reasonably requests, to enable Noteholders and Certificateholders to prepare their tax returns;

                  (iv) the aggregate Principal Balance of the Contracts as of the end of the related Due Period;

                  (v) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Contract Rate of the Contracts as of the end of the related Due Period;

                  (vi) the number and aggregate unpaid principal balance of Contracts (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days,
         (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which repossession or foreclosure proceedings have been commenced and (e) with respect to which the related Obligor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                  (vii) the aggregate amount of Principal Prepayments received during the related Prepayment Period;

                  (viii) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the aggregate amount of Realized Losses incurred since the Closing Date;

                  (ix) the aggregate Note Balance of each Class of Notes, after giving effect to the payments made on such Payment Date and the Adjusted Note Balance of each Class of Mezzanine Notes on such Payment Date;

                  (x) the Interest Payment Amount in respect of the Class A Notes and the Mezzanine Notes for such Payment Date and the Class M-1 Liquidation Loss Interest Amount, Class M-2 Liquidation Loss Interest Amount, and any Available Funds Cap Carry- Forward Amount, if any, with respect to the Class A Notes and the Mezzanine Notes on such Payment Date, and in the case of the Class A-4 Notes and the Mezzanine Notes, separately identifying any reduction thereof due to Realized Losses (in the case of the Mezzanine Notes only), prepayments and the Relief Act;

                  (xi) the Overcollateralization Target Amount for such Payment Date;

                  (xii) the Overcollateralization Amount, if any, for such Payment Date;

                  (xiii) the respective Note Rates applicable to the Mezzanine Notes for such Payment Date and the Available Funds Cap Carry-Forward Amount for each Class of Mezzanine Notes, if any, for such Payment Date; and

                  (xiv) the amount of such distribution to the Trust
         Certificates.

         Items (i) through (iii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31st of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i) through (iii) with respect to the Notes for such calendar year.

         (b) The Indenture Trustee may conclusively rely upon the Electronic File provided by the Servicer pursuant to Section 4.01 of the Servicing Agreement in its preparation of its Statement to Noteholders.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02 PAYMENTS ON THE NOTES. (a) (I) On each Payment Date, the Indenture Trustee shall withdraw from the Note Payment Account an amount equal to the Amount Available for such Payment Date and pay the following amounts, in the following order of priority:

                  (i) (A) to the Indenture Trustee, the Indenture Trustee Fee for such Payment Date and any indemnities and reimbursements ( collectively, "amounts") (such amounts subject to a cap of $100,000 per annum) due to the Indenture Trustee and (B) commencing on the 13th Payment Date, to the Owner Trustee, the Owner Trustee Fee for such Payment Date;

                  (ii) the Monthly Backup Servicing Fee for such Payment Date to the Backup Servicer;

                  (iii) concurrently, to each Class of Class A Notes, the related Interest Payment Amount for such Payment Date, pro rata based on the Interest Payment Amount each Class is entitled to receive, with any shortfall in the Amount Available being allocated pro rata on that basis;

                  (iv) to the Holders of the Class M-1 Notes, an amount equal to the Interest Payment Amount due to the Class M-1 Notes on such Payment Date;

                  (v) to the Holders of the Class M-2 Notes, an amount equal to the Interest Payment Amount due to the Class M-2 Notes on such Payment Date;

                  (vi) to the Class A Notes, the Class A Principal Payment Amount for such Payment Date sequentially in the following order of priority:

                           (A) to the Class A-1 Notes, until the Note Principal
                  Balance of the Class A-1 Notes has been reduced to zero;

                           (B) to the Class A-2 Notes, until the Note Principal
                  Balance of the Class A-2 Notes has been reduced to zero;

                           (C) to the Class A-3 Notes, until the Note Principal
                  Balance of the Class A-3 Notes has been reduced to zero; and

                           (D) to the Class A-4 Notes, until the Note Principal
                  Balance of the Class A-4 Notes has been reduced to zero;

                  (vii) to the Class M-1Notes, as follows:

                           (A) the Class M-1 Liquidation Loss Interest Amount
                  for such Payment Date;

                           (B) the Class M-1 Principal Payment Amount for such
                  Payment Date;

                  (viii)   to the Class M-2Notes, as follows:

                           (A) the Class M-2 Liquidation Loss Interest Amount
                  for such Payment Date;

                           (B) the Class M-2 Principal Payment Amount for such
                  Payment Date;

                  (ix) to the Class A-4 Notes, the Class M-1 Notes and the Class M-2 Notes, in that order, the related Available Funds Cap Carry-Forward Amount for such Payment Date;

                  (x) to the Indenture Trustee, any amounts incurred in excess of the amount set forth in clause (i) above, without regard to the annual cap on such amounts;

                  (xi) to the Servicer and the Backup Servicer, any reimbursements for expenses incurred in connection with Section 5.03 of the Servicing Agreement;

                  (xii) to the Owner Trustee for expenses incurred in connection with the Trust Agreement; and

                  (xiii) any remaining amounts to the Certificate Paying Agent for payment to Holders of the Trust Certificates.

         Notwithstanding the prioritization of the payment of the Class A Principal Payment Amount pursuant to clause (vi) above, if the aggregate Note Balance of the Class A Notes exceeds the Pool Principal Balance for that Payment Date, the payment pursuant to clause (vi) above will be made pro rata based on the Note Balances of the Class A Notes.

         (II) On each Payment Date, the Indenture Trustee shall withdraw from the Note Payment Account an amount equal to the Interest Deficiency Remedy Amount payable on each Class of the Notes for such Payment Date and pay the following amounts, in the following order of priority:

                  (i) concurrently, to each Class of Class A Notes, any related Interest Payment Amount for such Payment Date not paid pursuant to clause (a)(I) (iii) above, pro rata based on the unpaid Interest Payment Amount each Class is entitled to receive, but in no event shall amounts paid to the Class A Notes on a cumulative basis, pursuant to this clause
                  (a)(II)(i) exceed the following amounts with respect to each such Class: Class A-1 $325,725, Class A-2 $380,250, Class A-3 $171,000, and Class A-4 $465,163;

                  (ii) to the Holders of the Class M-1 Notes, an amount equal to any Interest Payment Amount for such Payment Date not paid pursuant to clause (a) (I) (iv) above and any Class M-1 Liquidation Loss Interest Amount for such Payment Date not paid pursuant to clause (a) (I)
         (vii)(A) above, but in no event shall amounts paid to the Class M-1 Notes on a cumulative basis, pursuant to this clause (a)(II)(ii) exceed $351,778; and

                  (iii) to the Holders of the Class M-2 Notes, an amount equal to any Interest Payment Amount for such Payment Date not paid pursuant to clause (a) (I) (v) above and any Class M-2 Liquidation Loss Interest Amount for such Payment Date not paid pursuant to clause (a) (I)
         (viii)(A) above, but in no event shall amounts paid to the Class M-2 Notes on a cumulative basis, pursuant to this clause (a)(II)(iii) exceed $316,197.

         (b) Pursuant to Section 3.15 of the Servicing Agreement, funds in the Note Payment Account shall remain uninvested unless the Indenture Trustee is otherwise directed by the Servicer in Section 3.15 of the Servicing Agreement.

         (c) Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Note Registrar, the Paying Agent, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

         (d) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 8.02 for the purpose of distributing such funds pursuant to the Trust Agreement.

         (e) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be paid to such Holder on such Payment Date pursuant to such Holder's Notes; PROVIDED, HOWEVER, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         (f) The Note Balance of each Note shall be due and payable in full on the Final Stated Maturity Date for such Note as provided in the forms of Notes set forth in Exhibits A-1 and A-2 to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Stated Maturity Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Stated Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Stated Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Stated Maturity Date or any such other final Payment Date.

         Section 8.03 OFFICER'S CERTIFICATE. Except in the case of releases of documents to the Servicer pursuant to Section 3.11 of the Servicing Agreement, the Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to

Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.04 TERMINATION UPON DISTRIBUTION TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the payment to Noteholders, the Certificate Paying Agent on behalf of the Owner Trustee, the Certificateholders and the Indenture Trustee of all amounts required to be paid pursuant to Article III; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Section 8.05 RELEASE OF TRUST ESTATE.

         (a) Subject to the payment of its fees, expenses and indemnities, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repossession by the Servicer of a Contract pursuant to Section 3.11 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied, except releases to the Servicer pursuant to Section 3.11 of the Servicing Agreement.

         Section 8.06 SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

         Section 8.07 OPTIONAL REDEMPTION OF THE NOTES; AUCTION.

         (a) The Servicer, pursuant to Section 3.17 of the Servicing Agreement, shall have the option to purchase all outstanding Contracts, effecting a redemption of the Notes, in whole, but not in part, on any Payment Date on or after the Payment Date on which the Pool Principal Balance is less than or equal to 20% of the Cut-off Date Pool Balance. The aggregate redemption price for the

Notes will be equal to the Redemption Price as defined under Section 3.17 of the Servicing Agreement.

         (b) Following receipt of notice pursuant to Section 3.17(b) of the Servicing Agreement, the Indenture Trustee shall provide notice to the Noteholders of the final payment on the Notes. After receipt of the Redemption Price from the Servicer pursuant to Section 3.17 of the Servicing Agreement, the Indenture Trustee shall deposit the Redemption Price into the Note Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Notes in accordance with Section 8.02(a) hereof and payment in full to the Indenture Trustee, and this Indenture shall be discharged subject to the provisions of
Section 4.10 hereof. If for any reason the amount deposited by the Servicer is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited by the Servicer with the Indenture Trustee shall be immediately returned to the Servicer in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.

         (c) If the Servicer does not exercise its option to redeem the Notes as described in clause (a) above, then on the next Payment Date the Indenture Trustee, or an agent on its behalf, shall begin an auction process to sell the Contracts and the other assets of the Trust Estate at the highest possible price, provided, however, that the Indenture Trustee shall not sell the assets of the Trust Estate and liquidate the Trust Estate unless the proceeds of that sale are expected to be sufficient to pay the aggregate unpaid principal balance of the Notes plus all accrued and unpaid interest. In conducting such auction, the Indenture Trustee shall solicit good faith bids for the contracts and the other assets of the Trust Estate from no more than three (3) parties or, if three (3) bidders cannot be located, then from as many bidders as the Indenture Trustee can locate; provided that, at the Indenture Trustee's request, the Issuer shall supply the Indenture Trustee with the names of parties from whom to solicit such bids; and provided, further, that the Indenture Trustee shall not be responsible if less than three (3) or no bidders submit bids for the contracts and the other trust assets. The Seller or an affiliate may participate in the auction. The Indenture Trustee may hire an agent, at the expense of the Trust, to perform the auction. If the auction of the Trust Estate is not successful because the highest bid received is too low, then on each subsequent Payment Date, the Indenture Trustee shall pay, as an additional payment of principal, the Amount Available remaining after all payments pursuant to Sections 8.02 (a) (i) through (x) have been made for such Payment Dates first, to each Class of Cass A Notes outstanding, pro rata based on the Note Balance of such Notes after giving effect to payments of the Class A Principal Payment Amount on that Payment Date, until the Note Balances thereof have been reduced to zero; second, to the Class M-1 Notes, until the Note Balance thereof has been reduced to zero; third, to the Class M-2 Notes, until the Note Balance thereof has been reduced to zero; and fourth, to the Certificate Paying Agent for payment to the Holders of the Trust Certificates. In addition, the Indenture Trustee shall continue to conduct an auction of the contracts every third month after that, until an acceptable bid is received for the Trust Estate. The Servicer's purchase option shall expire upon the Indenture Trustee's acceptance of a qualifying bid.

         Section 8.08 ALLOCATION OF REALIZED LOSSES.

If as a result of Realized Losses, the Amount Available on any Payment Date is insufficient to pay the full Required Principal Payment Amount for such Payment Date to the Noteholders, the Overcollateralization Amount will be reduced by the amount of that deficiency. If on any Payment

Date the Overcollateralization Amount is zero, further losses and delinquencies, including reductions in the principal balances of defaulted Contracts as a loss mitigation effort by the Servicer, will cause the aggregate outstanding principal balance of the Notes to be greater than the Pool Principal Balance. Such excess (the "Liquidation Loss Amount") shall be applied by the Indenture Trustee first, as a reduction of the Adjusted Note Balance with respect to the Class M-2 Notes and, then, if the Note Balance of the Class M-2 Notes is less than such Liquidation Loss Amount, a reduction of the Adjusted Note Balance of the Class M-1 Notes.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

         (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action (as evidenced by either (i) an Opinion of Counsel delivered to the Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) shall not materially and adversely affect the interests of the Holders of the Notes;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI hereof; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

PROVIDED, HOWEVER, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Noteholder (which may be evidenced by confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) or (iii) if 100% of the Certificates are not owned by Origen REIT or a direct or indirect qualified REIT subsidiary of Origen REIT, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the consent of the Holders of not less than a majority of the Note Balance of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and PROVIDED, FURTHER, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by Origen REIT or a direct or indirect qualified REIT subsidiary of Origen REIT) to be subject to an entity level tax.

         Any such action shall not (as evidenced by either (i) an Opinion of Counsel delivered to the Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture).

         It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of the supplemental indenture is authorized or permitted under the Indenture and all conditions precedent under the Indenture to the execution of such supplemental indenture have been met. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (v) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent Certificate."

         (b)(i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

         (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

         (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

         (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

         Section 10.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03 ACTS OF NOTEHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 10.04 NOTICES ETC., TO INDENTURE TRUSTEE ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer; or

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Origen Manufactured Housing Contract Trust 2004-A, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of S&P, at the following address: Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.05 NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.07 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.08 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.09 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.10 THIRD PARTY BENEFICIARY. The Owner Trustee shall be an express third-party beneficiary of this Indenture and shall be entitled to enforce the provisions hereof to the same extent as if the Owner Trustee was a party hereto.

         Section 10.11 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.13 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.14 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.15 ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

         Section 10.16 NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents, except for filing proofs of claim.

         Section 10.17 INSPECTION. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 10.18 NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Origen Manufactured Housing Contract Trust 2004-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

         Section 10.19 PROOFS OF CLAIM. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholder to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due to the Indenture Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder of the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                           ORIGEN MANUFACTURED HOUSING
                           CONTRACT TRUST 2004-A, as Issuer

                           By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                           By:  /s/ Janel R. Havrilla
                              ----------------------------------
                           Name:   Janel R. Havrilla
                           Title:  Financial Services Officer


                           JP MORGAN CHASE BANK, as Indenture Trustee


                           By: /s/ Keith Richardson
                              ----------------------------------
                           Name:   Keith Richardson
                           Title:  Attorney-In-Fact

STATE OF ILLINOIS          )
                           ) ss.:
COUNTY OF COOK             )

         On this 11th day of February, 2004, before me personally appeared Keith Richardson to me known, who being by me duly sworn, did depose and say, that he is an Attorney-In-Fact of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.


                                        Notary Public


                                        -----------------------------------
                                        NOTARY PUBLIC




[NOTARIAL SEAL]

STATE OF DELAWARE                   )
                                    ) ss.:
COUNTY OF NEW CASTLE                )

         On this 11th day of February, 2004, before me personally appeared Janel
R. Havrilla to me known, who being by me duly sworn, did depose and say, that such person is a Financial Services Officer of the Owner Trustee on behalf of Origen Manufactured Housing Contract Trust 2004-A, a Delaware statutory trust, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.



                                        Notary Public


                                        -----------------------------------
                                        NOTARY PUBLIC





[NOTARIAL SEAL]

                                   EXHIBIT A-1
                                   -----------

                            FORM OF CLASS A-[_] NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-1-1

                   ORIGEN MANUFACTURED HOUSING CONTRACT TRUST
                              NOTES, SERIES 2004-A
                           CLASS [A-1][A-2][A-3][A-4]


AGGREGATE NOTE BALANCE:                   NOTE RATE: [___]% (Subject to
$_____________________                    Available Funds Rate, in the case of
                                          Class A-4)

INITIAL NOTE BALANCE OF THIS BOND:        BOND NO. 1
$_____________________

PERCENTAGE INTEREST: 100%                 CUSIP NO. [             ]

         Origen Manufactured Housing Contract Trust 2004-A (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in March 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Origen Manufactured Housing Contract Trust Notes, Series 2004-A (the "Notes"), issued under an Indenture dated as of February 1, 2004 (the "Indenture"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, the Owner Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class [A-1][A-2][A-3][A-4] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.



                                      A-1-2

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

         The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the Pool Principal Balance is less than or equal to 20% of the aggregate Principal Balance of the Contracts as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitute security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, the Originator, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by wire transfer to an account in the United States designated by such Holder, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by check mailed to such person's address as it appears in the Note Register on such Record Date. All reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.


                                      A-1-3

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, the Originator, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Originator, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency


                                      A-1-4
in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-1-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: February __ 2004

                                  ORIGEN MANUFACTURED HOUSING
                                  CONTRACT TRUST 2004-A

                                  BY:  WILMINGTON TRUST COMPANY, not in its
                                  individual capacity but solely in its capacity as Owner Trustee


                                  By:_______________________________________
                                           Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes referred to in the within-mentioned Indenture.


JP MORGAN CHASE BANK,
as Indenture Trustee



By:______________________________________
            Authorized Signatory





                                      A-1-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM     --  as tenants in common
         TEN ENT     --  as tenants by the entireties
         JT TEN      --  as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT    --  __________ Custodian
                         __________________________________________________
                          (Cust)                           (Minor)

                          under Uniform Gifts to Minor Act
                         _________________________________________________
                          (State)


                      Additional abbreviations may also be used though not in the above list.





                                      A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:



   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)




------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         -------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.





                                      A-1-8

                                   EXHIBIT A-2
                                   -----------

                            FORM OF CLASS M-[_] NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES [AND CLASS M-1 NOTES] TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.


                                      A-2-1

                   ORIGEN MANUFACTURED HOUSING CONTRACT TRUST
                              NOTES, SERIES 2004-A
                                    CLASS M-1


AGGREGATE NOTE BALANCE:                       NOTE RATE: [____]% (Subject to
$_____________________                        Available Funds Rate)

INITIAL NOTE BALANCE OF THIS BOND:            BOND NO. 1
$____________________

PERCENTAGE INTEREST: 100%                     CUSIP NO. [             ]

         Origen Manufactured Housing Contract Trust 2004-A (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in March 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Origen Manufactured Housing Contract Trust Notes, Series 2004-A (the "Notes"), issued under an Indenture dated as of February 1, 2004 (the "Indenture"), between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, the Owner Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class [M-1][M-2] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                      A-2-2

         The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the Pool Principal Balance of the Contracts as of the end of the prior Due Period is less than or equal to 20% of the aggregate Principal Balance of the Contracts as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitute security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, the Originator, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by wire transfer to an account in the United States designated by such Holder, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by check mailed to such person's address as it appears in the Note Register on such Record Date. All reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                      A-2-3

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, the Originator, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Originator, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency


                                      A-2-4
in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-2-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: February __ 2004

                                 ORIGEN MANUFACTURED HOUSING
                                 CONTRACT TRUST 2004-A

                                 BY:  WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely in its capacity as Owner Trustee


                                 By:_______________________________________
                                                   Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes referred to in the within-mentioned Indenture.


JP MORGAN CHASE BANK,
as Indenture Trustee



By:______________________________________
                  Authorized Signatory





                                      A-2-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM     --   as tenants in common
         TEN ENT     --   as tenants by the entireties
         JT TEN      --   as joint tenants with right of survivorship and not as
                          tenants in common
UNIF GIFT MIN ACT    --   __________ Custodian
                          ____________________________________
                               (Cust)              (Minor)

                          under Uniform Gifts to Minor Act
                          _____________________________________
                         (State)


                      Additional abbreviations may also be used though not in the above list.





                                      A-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:



   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)




--------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         -------------------------------------------

Signature Guaranteed by
                        -------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-2-8

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                (Filed Manually)

                                    EXHIBIT C

--------------------------------------------------------------------------------


                                    FORM OF

                               CUSTODIAL AGREEMENT


                                      among


                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2004-A
                                    as Trust


                                       and

                              ORIGEN SERVICING, INC
                                   as Servicer


                                       and
                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                                  as Custodian


                                       and
                    JPMORGAN CHASE BANK as Indenture Trustee


                          Dated as of February 1, 2004


                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST NOTES
                                  SERIES 2004-A

--------------------------------------------------------------------------------




                                           TABLE OF CONTENTS
                                                                                                               Page
Section 1.        Definitions.....................................................................................1
Section 2.        Delivery of Custodial Asset Files...............................................................3
Section 3.        The Custodian's Receipt, Examination and Certification of Custodial Asset Files.................3
Section 4.        Possession of Custodial Asset Files.............................................................5
Section 5.        Future Defects..................................................................................5
Section 6.        Release for Servicing...........................................................................5
Section 7.        Limitation on Release...........................................................................5
Section 8.        Release for Payment.............................................................................6
Section 9.        Fees of Custodian...............................................................................6
Section 10.       Removal of Custodian............................................................................6
Section 11.       Transfer of Custodial Asset Files Upon Termination..............................................6
Section 12.       Examination of Custodial Asset Files............................................................6
Section 13.       Insurance of Custodian; Custodial Delivery Failure; Indemnity by Custodian......................7
Section 14.       Counterparts....................................................................................7
Section 15.       Periodic Statements.............................................................................7
Section 16.       Governing Law...................................................................................8
Section 17.       Copies of Mortgage Documents....................................................................8
Section 18.       No Adverse Interest of Custodian................................................................8
Section 19.       Termination by Custodian........................................................................9
Section 20.       Term of Agreement...............................................................................9
Section 21.       Notices.........................................................................................9
Section 22.       Successor Custodian............................................................................11
Section 23.       Representations and Warranties of the Custodian................................................12
Section 24.       Transmission of Custodial Asset Files..........................................................13
Section 25.       Authorized Representatives.....................................................................13
Section 26.       Usage of Terms.................................................................................13
Section 27.       Limitation on Liability........................................................................14
Section 28.       Usage of Terms.................................................................................14

EXHIBIT A-1                Form of Initial Certification
EXHIBIT A-2                Form of Final Certification
EXHIBIT B                  Request for Release of Documents and Receipt
EXHIBIT C                  List of Contracts Data Fields
EXHIBIT D                  Reserved
EXHIBIT E                  Reserved
EXHIBIT F                  Authorized Representatives of Trust
EXHIBIT G                  Authorized Representatives of Custodian
EXHIBIT H                  Reserved
EXHIBIT I                  Authorized Representatives of Servicer
EXHIBIT J                  Authorized Representatives of Indenture Trustee
EXHIBIT K                  Review Procedures
EXHIBIT L                  Lost Note Affidavit and Indemnity
EXHIBIT M                  Reserved
EXHIBIT N                  Reserved
EXHIBIT O                  Reserved
EXHIBIT P                  Reserved
EXHIBIT Q                  Documents Constituting A Custodial Asset File
EXHIBIT Q-1                Lien Certificates Exception Jurisdictions

                               CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT, dated as of February 1, 2004, by and among Origen Manufactured Housing Contract Trust 2004-A, a Delaware statutory trust having an address Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, c/o Wilmington Trust Company(the "Trust"), Origen Servicing, Inc., a Delaware corporation having an address at The American Center, 27777 Franklin Road, Suite 1700, Southfield, Michigan 48034 (the "Servicer" or "Origen"), J.P. Morgan Trust Company, National Association, having an address at 2220 Chemsearch Blvd., Suite 150, Irving, Texas 75062 (the "Custodian"), and JPMorgan Chase Bank, a New York state banking corporation subject to the laws of the State of New York having an address at JPMorgan Chase Bank, 1 Bank One Plaza, Mail Code ILI-0481, Chicago, IL 60670-0481, as Indenture Trustee (the "Indenture Trustee").

                               W I T N E S S E T H

         WHEREAS, the Issuer shall issue its Series 2004-A Notes, which will be secured by a grant of a security interest in and lien on (among other assets) certain Contracts pursuant to the terms and conditions of an Indenture, dated as of the date hereof, between the Trust, as Issuer, and the Indenture Trustee (including any applicable amendments, supplements, exhibits and schedules thereto, the "Indenture"); and

         WHEREAS, the Servicer is to service such Contracts pursuant to the terms and conditions of a Servicing Agreement, dated the date hereof (the "Servicing Agreement"), among the Trust, the Servicer, Vanderbilt Mortgage and Finance, Inc. (the "Backup Servicer") and the Indenture Trustee, on behalf of the Trust and the Noteholders; and

         WHEREAS, the Custodian is a national banking association subject to the laws of the United States of America and is otherwise authorized to act as Custodian pursuant to this Agreement; and

         WHEREAS, the parties hereto desire to have the Custodian take possession of the Custodial Asset Files relating to the Contracts, along with certain other documents specified herein, as the bailee of the Indenture Trustee in its capacity as secured party on behalf and for the benefit of the Noteholders, in accordance with the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

         Section 1. Definitions.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Indenture.

         Agreement: This Custodial Agreement and all amendments, exhibits, schedules and other attachments and supplements hereto.

         Asset Sale Agreement: The Manufactured Housing Contract Sale Agreement (including any applicable amendments, supplements, exhibits and schedules thereto).

         Authorized Representative: As defined in Section 25.

         Collections: With respect to any Contract, all cash collections and other cash proceeds related to a Contract received by the Servicer or any other Person on or after the Cut-off, including all principal and interest payments made by the Obligor thereon and all cash proceeds of the related security with respect to such Contract.

         Contract Documents:  Each of the documents listed in Exhibit Q.

         Contract Number:  As defined in Section 2(a).

         Custodial Asset File: For each Contract, the related Contract File or Land-and-Home Contract File, as appropriate.

         Custodial Delivery Failure:  As defined in Section 13(b).

         Custodian: J.P. Morgan Trust Company, National Association, and its successors and assigns, or any successor to the Custodian under this Agreement as herein provided.

         Exception: With respect to any Custodial Asset File, any of the following: (i) any variance from the requirements of Exhibits K and Q attached hereto with respect to the contents of a Custodial Asset File and (ii) a Contract for which an officer of the Custodian with particular responsibility for the transactions contemplated by this Agreement (such officer, a "Responsible Officer") receives written notice or has actual knowledge of a lien or security interest in respect of the related Contract in favor of a Person other than the Indenture Trustee.

         Exceptions Report: A list generated by the Custodian in accordance with
Section 3 of Contracts with respect to which the Custodian holds the Custodial Asset File for the benefit of the Indenture Trustee as of the close of business on the prior Business Day, which list includes codes indicating all Exceptions with respect to each Custodial Asset File listed thereon. Each Exceptions Report shall set forth all Exceptions with respect to the Contracts then held by the Custodian pursuant to this Agreement.

         Governmental Authority: Any nation, government, or state, or any political subdivision of any of them, or any court, entity, or agency exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         List of Contracts: The list of all of the Contracts and other collateral, if any, pledged to the Indenture Trustee pursuant to the Indenture. The List of Contracts shall be prepared by or on behalf of the Trust and transmitted either electronically or in hard copy in formats reasonably acceptable to the Custodian, and shall set forth the information identified on Exhibit C attached hereto.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, entity, trust, estate, unincorporated organization, government or any department, agency or political subdivision thereof.

         Request for Release:  As defined in Section 6.

         Required Documents: For any Contract the documents identified in Exhibit Q attached hereto, as applicable.

         Review Procedures: Shall mean the procedures regarding the Custodian's review of the Custodial Asset Files attached hereto as Exhibit K.

         Trust: Origen Manufactured Housing Contract Trust 2004-A, a Delaware statutory trust.

         UCC: The Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended, supplemented or otherwise modified from time to time.


         Section 2. Delivery of Custodial Asset Files.

         (a)(i) On or before the Closing Date, the Trust or its designee shall deliver and release to the Custodian, the Required Documents. All documents delivered to the Custodian shall have been placed by the Trust or its representative in an appropriate file folder, clearly marked with the last name of the Obligor and the Servicer's contract number (the "Contract Number").

         (ii) With respect to a Eligible Substitute Contract, the Trust or its designee shall deliver and release to Custodian, no later than 10:30 a.m. New York City time on the Business Day preceding the date on which the pledge of such Eligible Substitute Contract is to be effected, (A) notice identifying such Eligible Substitute Contract as a Eligible Substitute Contract and identifying the Contract for which such Eligible Substitute Contract is being substituted, and (B) the Required Documents pertaining to each of the Contracts identified in the related List of Contracts. All documents delivered to the Custodian with respect to any Eligible Substitute Contract shall have been placed by the Trust or its representative in an appropriate file folder, clearly marked with the name of Obligor and the Contract Number.

         The Custodian shall release the related Custodial Asset File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Trust as are necessary to vest in the Trust title to and rights under the related Contract.

         From time to time, the Trust or the Servicer shall forward to the Custodian such additional original documents or copies of documents representing a portion of the Custodial Asset File that subsequently come into its possession. To the extent that any such document requires a certificate of the Originator certifying that such documentation is a true and correct copy of the original and/or that such original has been forwarded for recording to the appropriate records depository, such certification may be by stamp.

         Section 3. The Custodian's Receipt, Examination and Certification of Files.

         (a) The Servicer has delivered the Custodial Asset Files for all the Contracts to the Custodian, and a List of Contracts. The Custodian will deliver, via facsimile or by electronic transmission, no later than 10:00 a.m., New York City time, on the Closing Date, to the

Indenture Trustee, with a copy to the Servicer and the Trust, an Initial Certification in the form of Exhibit A-1 with respect to such Contracts.

         (b) Prior to the first anniversary date of the Closing Date the Indenture Trustee or the Custodian shall deliver to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit A-2 evidencing the completeness of the Custodial Asset Files, with any applicable exceptions noted thereon, and the Servicer shall forward a copy thereof to any Sub-Servicer.

         (c) Each Exceptions Report shall list all Exceptions using such codes as are customarily used by the Custodian and in form and substance agreed to by the Custodian. The delivery of each Exceptions Report to the Indenture Trustee and the Servicer shall be the Custodian's representation that, other than the Exceptions listed therein: (A) all Contract Documents have been reviewed by the Custodian in accordance with the Review Procedures and appear on their face to be regular and to relate to such Contract, and (B) based upon a review of the Contract, the information set forth on the List of Contracts accurately reflects, (a) the name of the Obligor, (b) the address of the Manufactured Home,
(c) the original interest rate on the Contract, (d) the original principal amount of the Contract, and Note, if any, (e) the date of the Contract, and Note, if any, (f) the maturity date of the Contract and Note, if any, and (g) the Loan identification number.

         (d) Reserved.

         (e) Reserved.

         (f) In connection with an Initial Certification or Final Certification delivered hereunder by the Custodian, the Custodian shall make no representations as to, and shall not be responsible to verify, (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodial Asset File or
(B) the collectability, insurability, effectiveness or suitability of any such Contract. Subject to the preceding sentence, the Trust hereby gives the Custodian notice that from and after the Closing Date, the Indenture Trustee shall have a security interest in each Contract identified on an Exceptions Report until such time that the Custodian receives notice from the Indenture Trustee that the Indenture Trustee no longer has a security interest in such Contract.

         (g) Notwithstanding and in addition to the foregoing, in the event that the Custodian identifies a change to the Exceptions listed on the prior Exceptions Report, the Custodian shall perform any Review Procedures required with respect thereto and deliver an updated Exceptions Report reflecting such change to the Servicer and the Indenture Trustee, via facsimile or by electronic transmission, no later than 2:00 p.m., New York City time on the next succeeding Business Day. Each updated Exceptions Report so delivered by the Custodian to the Servicer shall supersede and cancel the Exceptions Report previously delivered by the Custodian to the Servicer hereunder.

         (h) Reserved.

         (i) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature (whether original or facsimile) on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any Person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, recordability, sufficiency, perfection, priority, effectiveness or enforceability of any of such documents.

         (j) Any provision of this Agreement to the contrary notwithstanding, the Servicer or the Trust shall notify the Custodian not less than two (2) Business Days prior to the occurrence of the Closing Date (or within such other time frame as the parties hereto may mutually agree upon).

         (k) Reserved.

         Section 4. Possession of Custodial Asset Files.

         (a) With respect to any Contract and other Required Documents that is delivered to the Custodian or that otherwise comes into the possession of the Custodian, the Custodian is the custodian for and the bailee of the Indenture Trustee, as secured party on behalf and for the benefit of the Noteholders, exclusively. The Custodian shall hold all Contract Documents received by it constituting the Custodial Asset File for the exclusive use and benefit of the Indenture Trustee, as secured party on behalf and for the benefit of the Noteholders, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Indenture Trustee. The Custodian shall segregate and maintain continuous custody of all Contract Documents in secure and fire resistant facilities in accordance with customary standards for such custody. The Custodian makes no representations as to, and shall not be responsible to verify, the legality, enforceability, sufficiency, due authorization or recordability of any document in any Custodial Asset File.

         (b) Reserved.

         Section 5. Future Defects.

         During the term of this Agreement, if the Custodian received written notice of or discovers any defect with respect to the items certified pursuant to Section 2 with respect to any Custodial Asset File, the Custodian shall give written specification of such defect to the Trust, the Servicer and the Indenture Trustee.

         Section 6. Release for Servicing.

         From time to time and as appropriate for the foreclosure or servicing of any of the Contracts, the Custodian is hereby authorized, upon written or electronic receipt from the Servicer of a Request For Release Of Documents And Receipt (a "Request for Release") in the form annexed hereto as Exhibit B, in duplicate, to release to the Servicer within two (2) Business Days after such receipt the related Custodial Asset File to the Servicer. All Custodial Asset Files so released to the Servicer shall be held by the Servicer in trust for the benefit of the Indenture Trustee, as secured party on behalf and for the benefit of the Noteholders, in accordance with the Servicing Agreement. The Servicer shall return to the Custodian the Custodial Asset File when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, together with endorsements in blank duly executed by the Trust, unless the Contract shall have been liquidated, in which case, upon receipt of an additional Request for Release, in duplicate, certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as Exhibit B.

         Section 7. Reserved.


         Section 8. Release for Payment.

         Upon the repurchase of any Contract pursuant to the Sale and Servicing Agreement, or upon the payment in full of any Contract, and upon written or electronic receipt by the Custodian of the Servicer's Request for Release in the form annexed hereto as Exhibit B, in duplicate (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Custodial Account as provided in the Sale and Servicing Agreement), the Custodian shall release, which release shall be within two (2) Business Days after each receipt if 500 or fewer Custodial Asset Files are requested (with one additional Business Day for each additional 500 Custodial Asset Files), the related Custodial Asset File to the Servicer, and amend the related List of Contracts accordingly. The Custodian shall provide a copy of such amended List of Contracts to the Servicer.

         Section 9. Fees of Custodian.

         The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Servicer, the payment of which fees, together with the Custodian's expenses in connection herewith (including any costs or expenses related to the transfer of its responsibilities hereunder), shall be solely the obligation of the Servicer.

         Section 10. Removal of Custodian.

         Subject to Section 22 regarding appointment of a successor Custodian, the Indenture Trustee, with or without cause, may remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Indenture Trustee to the Custodian (with sixty days' prior written notice, in the case of termination without cause), with a copy to the Trust and to the Servicer. Two days prior to the effective date of such removal, the Indenture Trustee shall notify the Servicer in writing of the successor Custodian's name, address, contact information and telephone number.

         Section 11. Transfer of Custodial Asset Files Upon Termination.

         If the Custodian is furnished evidence satisfactory to it that the Lien of the Indenture has been released as to any or all of the Contracts, upon written request of the Indenture Trustee, the Custodian shall release the Custodial Asset Files relating to such Contracts to such Persons as the Trust or the Servicer shall designate. The expenses of the Custodian in so doing shall constitute expenses it is entitled to be reimbursed in accordance with Section 9.

         Section 12. Examination of Custodial Asset Files.

         Upon reasonable prior notice to the Custodian of at least five (5) Business Days, the Trust, Indenture Trustee or the Servicer, and their respective designated agents, accountants, attorneys and auditors, will be permitted during normal business hours to examine the Custodial Asset Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Contracts and this Custodial Agreement, provided that the Custodian shall not be responsible for any expenses incurred by the requesting party in conducting such examination. In addition, the Custodian shall charge a release and reinstatement fee, according to the governing fee schedule, for all files produced for examination, to the party requesting such release.

         Section 13. Insurance of Custodian; Custodial Delivery Failure; Indemnity by Custodian.

         (a) At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks that act as Custodian and in amounts and with insurance companies reasonably acceptable to the Trust and to the Indenture Trustee. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in its Selling and Servicing Guides. A certificate of the respective insurer as to each such policy shall be furnished to the Indenture Trustee and to the Trust and the Servicer, upon request.

         (b) In the event that the Custodian fails to produce a Contract that was in its possession pursuant to Section 2 within five (5) Business Days after required or requested by the Loan Originator, the Servicer, the Trust or the Indenture Trustee, and provided that (i) the Custodian's most recent Exceptions Report did not list such Contract as an Exception thereon; (ii) such Contract is not released pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 2-A, B or C and (iii) such Contract was held by the Custodian on behalf of the Indenture Trustee (a "Custodial Delivery Failure"), then the Custodian shall at its sole cost and expense, with respect to any such missing Contract, promptly deliver to the Indenture Trustee with a copy to the Loan Originator, the Servicer and the Trust, a Lost Note Affidavit and Indemnity in the form of Exhibit L hereto.

         (c) The Custodian agrees to indemnify and hold the Indenture Trustee, the Originator, the Servicer, the Trust and their respective Affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure. In no event shall the Custodian be responsible for consequential or punitive damages. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement. The Originator is an intended third party beneficiary of this Agreement.


         Section 14. Counterparts.

         For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

         Section 15. Periodic Statements.

         Upon the request of the Trust, the Indenture Trustee or the Servicer at any other time, the Custodian shall provide to the requesting party a list of all the Contracts for which the Custodian holds a Custodial Asset File pursuant to this Agreement. Such list shall be provided to the requesting party electronically in such format as the requesting party and the Custodian may mutually agree upon (consent to such format not to be unreasonably withheld by either the Custodian or the requesting party) and, if the requesting party so specifies, in hard copy format as well. In the latter case, such list may be in the form of a copy of the List of Contracts (as amended and revised from time to time) with manual deletions to specifically denote any Contracts paid off or repurchased since the date of this Agreement.

         Section 16. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. WITH RESPECT TO ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EACH PARTY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY, PROVIDED THAT SERVICE OF PROCESS IS MADE BY ANY LAWFUL MEANS.

         Section 17. Copies of Mortgage Documents.

         Upon the reasonable request of the Trust, the Indenture Trustee or the Servicer and at the cost and expense of requesting party, the Custodian shall provide the requesting party with copies of the Contracts and other documents relating to one or more of the Contracts, which delivery shall be within two (2) Business Days after receipt of such request if copies are requested with respect to 50 or fewer Contracts (with one additional Business Day for each additional 50 Contracts).

         Section 18. No Adverse Interest of Custodian.

         By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Contract subject to the Indenture, and hereby waives and releases any such interest that it may have in any such Contract as of the date such Contract becomes subject to the Indenture.

         Section 19. Termination by Custodian.

         Subject to Section 22 regarding appointment of a successor Custodian, the Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to the Trust, the Servicer and the Indenture Trustee.

         Section 20. Term of Agreement.

         Unless terminated pursuant to Section 10, 11 or 19, this Agreement shall terminate concurrently with the Indenture and pursuant to the terms contained therein upon the final payment of all funds due the Indenture Trustee or other liquidation (or Initial Note Balance with respect thereto) of the last Contract and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Contract. Upon the termination of this Agreement, all documents remaining in the Custodial Asset Files shall be released in accordance with the written instructions of the Indenture Trustee. In conjunction therewith, the Custodian shall return such canceled documents to the Trust and the Custodian shall be released from any further liability hereunder.

         Any banking association or corporation into which the Custodian may be merged, converted or with which the Custodian may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any banking association or corporation to which all or substantially all of the corporate trust business of the Custodian shall be transferred, shall succeed to all the Custodian's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Custodian may consult with counsel selected by Custodian with respect to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection with respect to any action reasonably taken, omitted or suffered by the Custodian in good faith in accordance therewith.

         Section 21. Notices.

         All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth below (or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 21:

If to the Trust:

         Origen Manufactured Housing Contract Trust 2004-A
         c/o Wilmington Trust Company
         Rodney Square North,
         1100 North Market Street,
         Wilmington, Delaware 19890,
         Attention: Corporate Trust Administration,
         Telecopier number: (302) 636-4140,
         Telephone number: (302) 636-6182


If to the Servicer:

         Origen Servicing, Inc.
         The American Center
         27777 Franklin Road, Suite 1700
         Southfield, Michigan 48034

         Attention: Ronald Klein
         Telecopy number:  (248) 746-7094
         Telephone number: (248)746-7001

with a copy to at the same address

         Attention: Mark Landschulz
         Telecopy number:  (248) 746-7094
         Telephone number: (248)746-7040

with a copy to at the same address

         Attention: W. Anderson Geater, Jr.
         Telecopy number:  (248) 746-7094
         Telephone number: (248)746-7010

If to the Custodian:

         J.P. Morgan Trust Company, National Association
         2220 Chemsearch Blvd.
         Suite 150
         Irving, Texas 75062
         Attention: Gloria Sadler
         Telecopier No.: (972)785-5342
         Telephone No.: (972) 785-5215

If to the Indenture Trustee:

         JPMorgan Chase Bank

         1 Bank One Plaza
         14th Floor
         Chicago, IL 60670-0129
         Attention: Global Corporate Trust Services
         Telecopier No.: (312) 407-2747
         Telephone No.: (312) 407-2199

         Section 22. Successor Custodian.

         (a) No resignation or removal of the Custodian shall be effective unless and until a successor Custodian has accepted appointment as such pursuant to this Agreement.

         If the Custodian resigns or is removed as Custodian, then the Indenture Trustee shall, subject to the consent of the Trust and the Servicer (which consent shall not be unreasonably withheld) promptly appoint a successor Custodian to act on behalf of the Indenture Trustee by written instrument, an original counterpart of which instrument shall be delivered to each of the Custodian being removed and the successor Custodian and a copy of which instrument shall be delivered to each of the Trust and the Servicer. Such successor Custodian shall succeed to the rights, powers and duties of the Custodian, and, effective upon such appointment and such successor Custodian's acceptance as provided in Section 22(b), (i) the term "Custodian" shall mean such successor, and (ii) the former Custodian's rights, powers and duties as Custodian shall be terminated, in each case, without any other or further act or deed on the part of such former Custodian. The retiring Custodian agrees to reasonably cooperate with the Trust, the Servicer and the successor Custodian in connection with the successor's adoption of its duties hereunder. After any retiring Custodian's resignation or removal hereunder as Custodian, the provisions of this Section 22 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Custodian under this Agreement. Notwithstanding the foregoing, if no successor Custodian shall be appointed as aforesaid, or if appointed, such successor shall not have accepted its appointment within thirty (30) days after resignation of the Custodian, the Custodian (in the event of a resignation of the Custodian) or the Indenture Trustee(in the event of a removal of the Custodian) may petition a court of competent jurisdiction to make such appointment. The payment of such successor Custodian's fees and expenses and such predecessor Custodian's Fees and expenses (including any costs or expenses related to the transfer of its responsibilities hereunder) shall be solely the responsibility of the Servicer. The Custodian shall be reimbursed by the Trust for any expenses incurred in connection with the transfer of its responsibilities.

         (b) Every successor Custodian appointed hereunder shall execute, acknowledge and deliver to the Trust, the Servicer and the Indenture Trustee and to its predecessor Custodian an instrument accepting such appointment hereunder and stating its eligibility to serve as Custodian hereunder, and thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Trust, the Indenture Trustee or the successor Custodian, such predecessor Custodian shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Custodian all of the rights, powers and trusts of the Custodian so ceasing to act, and shall duly assign, transfer and deliver to such successor Custodian all property held by such Custodian so ceasing to act hereunder. Upon request of any such successor Custodian, the Trust or the Servicer (as the case may be) shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Custodian all such rights, powers and trusts.

         No successor Custodian shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Agreement.

         (c) In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Asset Files being administered under this Agreement and all records related to this Agreement, including but not limited to the Custodial Register and the Lists of Contracts as amended. If the assignments on the Contracts and the Assignments of Mortgage have been completed in the name of the Custodian, the Custodian shall assign the Mortgages and Contracts in blank or as otherwise directed by the Indenture Trustee.

         Section 23. Representations and Warranties of the Custodian.

         The Custodian represents and warrants to, and covenants with, the Trust, the Servicer and the Indenture Trustee that, on the date hereof

         (a) The Custodian is (i) a national banking association subject to the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement.

         (b) The Custodian has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as the Custodian hereunder.

         (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Custodian, and neither the execution and delivery of this Agreement by the Custodian in the manner contemplated herein nor the Custodian's performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Custodian or any material contract, agreement, or instrument to which the Custodian or by which any of its property may be bound or result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.

         (d) Neither the execution and delivery of this Agreement by the Custodian, not its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

         (e) This Agreement, when executed and delivered by the Custodian, will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

         (f) The Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         (g) There is no litigation pending or, to the best of the Custodian's knowledge, threatened which, if determined adversely to the Custodian, would adversely affect the execution, delivery or enforceability of this Agreement or any of the duties or obligations of the Custodian hereunder.

         (h) The Custodian is not an Affiliate of the Trust or the Originator.

         (i) At all times the Custodian shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State.

         (j) The Custodian shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition. The Custodian shall provide copies of such reports to the Trust and the Indenture Trustee upon request.

         Section 24. Transmission of Custodial Asset Files.

         Written instructions as to the method of shipment and shipper(s) the Custodian is directed to use in connection with transmission of Custodial Asset Files in the performance of the Custodian's duties hereunder shall be delivered to the Custodian by the Person requesting shipment to the Custodian prior to any shipment of any Custodial Asset Files hereunder. The Servicer shall arrange for the provision of such services at its sole cost and expense, in the case of any shipment to the Servicer or at the Servicer's direction, and shall maintain such insurance against loss or damage to the Custodial Asset Files as the Servicer deems appropriate. Any transmission of Custodial Asset Files by the Custodian under this Agreement shall be by personal delivery, recognized overnight courier delivery service, or registered or certified first class mail, postage prepaid, return receipt requested, as designated by the Person requesting shipment.

         Section 25. Authorized Representatives.

         Each individual designated as an authorized representative of the Trust, the Custodian, the Servicer or the Indenture Trustee, respectively, or any of their designees (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Trust, the Custodian, the Servicer or the Indenture Trustee, or any of their designees, as the case may be, and the specimen signature for each such Authorized Representative initially authorized hereunder, is set forth on Exhibits F, G, H, I and J, respectively. From time to time, the Trust, the Custodian, the Servicer or the Indenture Trustee may, by delivering to the others a revised Exhibit, change the information previously given pursuant to this Section 26, but each of the parties hereto shall be entitled to rely conclusively on the then-current Exhibit until receipt of a superseding Exhibit.

         Section 26. Usage of Terms.

         For purposes of this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) words importing any gender include the other genders; (iii) the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require, (iv) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; (v) references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms; (vi) references to Persons include their permitted successors and assigns; (vii) any form of the word "include" shall be deemed to be followed by the words "without limitation";
(viii) the phrase "in and to" shall be deemed to include "under" and "with respect to" whenever appropriate; (ix) unless the context clearly requires otherwise, the word "finance" shall be deemed to include "refinance"; (x) the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and (xi) Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         Section 27. Limitation on Liability.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as owner trustee of Origen Manufactured Housing Contract Trust 2004-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

         Section 28. Indemnification by Servicer .

         The Servicer agrees to reimburse, indemnify and hold harmless the Custodian and its directors, officers, employees, or agents (each, an "INDEMNITEE") from and against any and all liability, loss, cost and expense, including reasonable fees and expenses of counsel arising from or connected with Custodian's execution and performance of this Agreement, including but not limited to the claims of any third parties, except in the case of loss, liability or expense resulting from the gross negligence, willful misconduct or lack of good faith on the part of Custodian; provided, that Indemnitee shall provide prompt written notice to Servicer upon such Indemnitee's receipt of any claim which may give rise to any such liability, loss, cost or expense. Servicer shall not be obligated to reimburse any Indemnitee in respect of legal or other expenses incurred by said Indemnitee prior to Servicer receipt from said Indemnitee of such notice. After notice from the Servicer to such Indemnitee of its election so to assume the defense of such claim and appointment by the Servicer of counsel to defend such claim, Servicer will not be liable to such Indemnitee under this Agreement for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnitee in connection with the defense thereof. Such indemnification shall survive the termination of this Agreement and the resignation or removal of the Custodian hereunder.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Trust, the Servicer, the Custodian and the Indenture Trustee have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.



                               ORIGEN MANUFACTURED HOUSING
                               CONTRACT TRUST 2004-A (Trust)
                               By: Wilmington Trust Company, not in its
                               individual capacity but
                               solely as owner trustee

                               By:
                                  -----------------------------------------
                               Name:
                               Title:


                               ORIGEN SERVICING, INC.
                               (Servicer)

                               By:
                                  -----------------------------------------
                               Name:
                               Title:


                               J.P. MORGAN TRUST COMPANY, NATIONAL
                               ASSOCIATION, in its capacity as Custodian hereunder
                               (Custodian)

                               By:
                                  -----------------------------------------
                               Name:
                               Title:


                               JPMORGAN CHASE BANK, in its capacity as
                               Indenture Trustee hereunder (Indenture Trustee)


                               By:
                                  -----------------------------------------
                               Name:
                               Title:

                                   EXHIBIT A-1

                              INITIAL CERTIFICATION


                                                              February 11, 2004


Origen Manufactured Housing Contract Trust 2004-A
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Origen Financial L.L.C.
27777 South Franklin Road
Suite 1700
Southfield, Michigan 48034


                  Re: Custodial Agreement, dated as of February 1, 2004, between Origen Manufactured Housing Contract Trust 2004-A and JPmorgan Trust Company
                         ---------------------------------

Ladies and Gentlemen:

                  In accordance with Section 3(a) of the above-captioned Custodial Agreement and Section 2.2 of the Manufactured Housing Contract Sale Agreement, dated as of February 1, 2004 (the "MHCSA"; and together with the Custodial Agreement, the "Agreements"), among Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Mortgage Loan Trust Inc., the undersigned, as Custodian, hereby certifies that as to each Contract listed in the List of Contracts (other than any Contract paid in full or any Contract specifically identified in the exception report annexed thereto as not being covered by such certification) (i) all documents constituting part of the related Custodial Asset File (other than such documents described in Section 2.2
(I)(c) and (II)(f) of the MHCSA) required to be delivered to it pursuant to the Agreements are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Contract and (iii) based on its examination and only as to the foregoing, the information set forth in the List of Contracts accurately reflects information set forth in the Custodial Asst File. The Custodian has made no independent examination of any documents contained in each Custodial Asset File beyond the review specifically required in the Custodial Agreement.

                  The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Custodial

Asset File of any of the Contracts identified on the List of Contracts, (ii) the collectability, insurability, effectiveness or suitability of any such Contract, or (iii) whether any Custodial Asset File included any of the documents specified in clauses (I)(c) and (II)(f) of Section 2.2 of the MHCSA.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            J.P. MORGAN TRUST COMPANY, NATIONAL
                                            ASSOCIATION, as Custodian


                                            By:_________________________________
                                            Name:
                                            Title:

                                   EXHIBIT A-2

                               FINAL CERTIFICATION


                                            ___________________, 200__



Origen Manufactured Housing Contract Trust 2004-A
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Origen Financial L.L.C.
27777 South Franklin Road
Suite 1700
Southfield, Michigan 48034

                  Re: Custodial Agreement, dated as of February 1, 2004, between Origen Manufactured Housing
                         Contract Trust 2004-A and JPmorgan Trust Company
                         ------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 3(b) of the above-captioned Custodial Agreement, and Section 2.2 of the Manufactured Housing Contract Sale Agreement, dated as of February 1, 2004, (the "MHCSA"; and together with the Custodial Agreement, the "Agreements"), among Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Mortgage Loan Trust Inc., the undersigned, as Custodian, hereby certifies that as to each Contract listed in the List of Contracts (other than any Contract paid in full or listed on the exception report attached hereto) it has received the documents required to be included in the related Custodial Asset File.

                  The Custodian has made no independent examination of any documents contained in each File beyond the review specifically required in the Agreements. The Custodian makes no representation that any documents specified in clauses (I)(c) and (II)(f) of Section 2.2 of the MHCSA should be included in any File.

                  The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each File of any of the Contracts identified on the List of Contracts, (ii) the collectability, insurability, effectiveness or suitability of any such Contract or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Custodial Asset File if no such documents appear in the Custodial Asset File delivered to the Custodian.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       J.P. MORGAN TRUST COMPANY, NATIONAL
                                       ASSOCIATION, as Custodian


                                       By:_________________________________
                                       Name:
                                       Title:

                                    EXHIBIT B

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:      J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
          2220 Chemsearch Blvd.
         Suite 150
         Irving, Texas 75062
         ATTENTION: CUSTODY ADMINISTRATION

                  Re: Custodial Agreement dated as of February 1, 2004, by and among Origen Manufactured Housing Contract Trust 2004-A ("Trust"), Origen Servicing, Inc. (the "Servicer"), and J.P. Morgan Trust Company, National Association, as custodian (the "Custodian") and as Indenture Trustee

         In connection with the administration of the Contracts held by you as Custodian for the Indenture Trustee pursuant to the above-captioned Custodial Agreement and in accordance with Section 6 thereof, we request the release, and hereby acknowledge receipt, of the Custodial Asset File for the Contract described below, for the reason indicated.

Contract Number:

Obligor's Name, Address & Zip Code:

Reason for Requesting Documents (check one):

______ 1. Contract Paid in Full (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Sale and Servicing Agreement.)

______ 2. Foreclosure

______ 3. Substitution, modification or assumption

______ 4. Other Liquidation (Repurchases, etc.) [(The Servicer hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Sale and Servicing Agreement.)] [(The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation, resale after repossession or other liquidation have been finally received and credited to the Collection Account pursuant to the Sale and Servicing Agreement.)]

______ 5. Nonliquidation                     Reason: _______________________

Address to which Custodian should
Deliver the Custodial Asset File: ____________________________


                                          By:__________________________________
                                                      (authorized signer)
                                          Issuer:
                                          Address:


                                          Date:

                                    EXHIBIT C

                          LIST OF CONTRACTS DATA FIELDS

Seller Loan ID #:
Obligor Name:
Obligor Address:
Obligor City:
Obligor State:
Obligor Zip Code:
Park land/owned land/relative land/leased land:
Park name:
Park rating:
Property Address:
Property City:
Property State:
Property Zip:
Cash Rebate to Purchaser:
Underwritten Point Total:
Original Principal Balance:
Note Date:
Loan Type (e.g. fixed/an-n/convertible arm):
Land-and-Home Loan (yes/no):
Current Principal Balance:
Original Interest Rate (per annum):
Paid to date:
Annual P&I Next Payment due date:
Index (complete whether fixed or arm):
Gross Spread/Margin (complete whether fixed or arm):
Life Cap:
Life Floor:
Periodic Cap:
Periodic Floor:
Rounding Factor:
Lookback (in days):
Interest Calculation Method (e.g., Actual/360):
Interest rate adjustment frequency:
P&I payment frequency:
First P&I payment due:
First interest rate adjustment date:
First payment adjustment date:
Next interest rate adjustment date:
Next payment adjustment date:
Conversion Date:
Converted Interest Rate Index:
Converted Interest Rate Spread:

Maturity date:
Loan term:
Amortization term:
Prepayment Penalty Flag:
Prepayment Penalty Text:
Lockout Period:
Lien Position:
Ground Lease Expiration Date:
Fee/Leasehold:
Year built:
Serial number:
Width Length:
New or used:
Single, double or triple wide:
Cash sales price:
Down payment amount:
Manufacturer's invoice amount (new units only):
Appraisal value (Pre-owned/Used Manufactured Homes only):
NADA Retail Value Add-ons total amount:
Obligor's gross monthly income (at application):
Obligor calculated net income (at application):
Combined Monthly Disposable Income (at application):
Housing debt-to-income ratio (at application):
Total debt-to-income ratio (at application):
Lot rental amount:

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                                    RESERVED

                                    EXHIBIT F

                       AUTHORIZED REPRESENTATIVES OF TRUST


         Pursuant to the Custodial Agreement dated as of February 1, 2004 (the "Agreement") by and among Origen Manufactured Housing Contract Trust 2004-A ("Trust"), Origen Servicing, Inc. (the "Servicer"), and J.P. Morgan Trust Company, National Association, as custodian (the "Custodian") and JPMorgan Chase Bank, as Indenture Trustee, the Trust hereby designates the individuals set forth on Schedule 1 hereto to act as its initial Authorized Representatives with respect to matters arising under said Custodial Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this designation, this _______ day of ________, 200_.


                             ORIGEN MANUFACTURED HOUSING CONTRACT
                             TRUST 2004-A
                             By: Wilmington Trust Company, not in its individual capacity but solely as owner trustee



                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------

                                    EXHIBIT G

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN

         Pursuant to the Custodial Agreement dated as of February 1, 2004 (the "Agreement") by and among Origen Manufactured Housing Contract Trust 2004-A ("Trust"), Origen Servicing, Inc. (the "Servicer"), and J.P. Morgan Trust Company, National Association, as custodian (the "Custodian") and JPMorgan Chase Bank as Indenture Trustee, the Custodian hereby designates the individuals set forth on Schedule 1 hereto to act as its initial Authorized Representatives with respect to matters arising under said Custodial Agreement.



         IN WITNESS WHEREOF, the undersigned has executed this designation, this ____ day of ___________, 200_.



                               J.P. MORGAN TRUST COMPANY, NATIONAL
                               ASSOCIATION, as Custodian


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                                    EXHIBIT H

                                    RESERVED

                                    EXHIBIT I

                     AUTHORIZED REPRESENTATIVES OF SERVICER


         Pursuant to the Custodial Agreement dated as of February 1, 2004 (the "Agreement") by and among Origen Manufactured Housing Contract Trust 2004-A ("Trust"), Origen Servicing, Inc. (the "Servicer"), and J.P. Morgan Trust Company, National Association, as custodian (the "Custodian") and as Indenture Trustee, the Servicer hereby designates the individuals set forth on Schedule 1 hereto to act as its initial Authorized Representatives with respect to matters arising under said Custodial Agreement.


         IN WITNESS WHEREOF, the undersigned has executed this designation, this ________ day of ___________, 200_.


                                       ORIGEN SERVICING, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT J

                 AUTHORIZED REPRESENTATIVES OF INDENTURE TRUSTEE


         Pursuant to the Custodial Agreement dated as. of February 1, 2004 (the "Agreement") by and among Origen Manufactured Housing Contract Trust 2004-A ("Trust"), Origen Servicing, Inc. (the "Servicer"), and J.P. Morgan Trust Company, National Association, as custodian (the "Custodian") and as Indenture Trustee, the Indenture Trustee hereby designates the individuals set forth on
Schedule 1 hereto to act as its initial Authorized Representatives with respect to matters arising under said Custodial Agreement.


         IN WITNESS WHEREOF, the undersigned has executed this designation, this _________ day of ________, 200_.


                                     JPMORGAN CHASE BANK, as Indenture Trustee


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT K

                                REVIEW PROCEDURES


         This Annex sets forth the Custodian's review procedures for each item listed below delivered by the Seller pursuant to the Custodial Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

                  1. the Contract appears (and with respect to each Land-and-Home Contract, the Note and the Mortgage each appears) to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Obligor or grantor;

                  2. with respect to each Land-and-Home Contract, the principal amount of the Note is the same as the amount specified on the related Mortgage;

                  3. with respect to each Land-and-Home Contract, the mortgagee is the same as the payee on the Note;

                  4. with respect to each Land-and-Home Contract, the Mortgage contains a legal description other than address, city and state on the first page or in a schedule which is incorporated by reference on the first page; provided that the Custodian shall have no responsibility for the accuracy or completeness of such legal description;

                  5. with respect to each Land-and-Home Contract, the notary section (acknowledgment) is present and attached to the related mortgage and is signed;

                  6. neither the Contract, any original note, nor the copy of any Mortgage delivered pursuant to the Agreement, nor any original Assignment contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

                  7. with respect to each Land-and-Home Contract, the Contract is endorsed to "Pay to the order of __________________, without recourse" by the named payee or Last Endorsee thereof;

                  8. each assignment of Contract or endorsement of Contract (and with respect to each Land-and-Home Contract, each original Assignment and any intervening assignment of mortgage, if applicable) appears to bear the original signature purporting to be the signature of a representative of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under
Section 2 of the Agreement, that such copies appear to bear a reproduction of such signature or signatures and the officer's certification of the Originator, escrow agent, title company, closing attorney, or the Last Endorsee accompanying such copies appears to bear an original signature or a reproduction of such signature, and the intervening assignments of mortgage evidence on their face a complete chain of assignment and transfer of the related Contract (including any applicable Mortgage) from the originating Person or the Obligor (which chain may include, but which shall not be required to include, the Originator or the Seller);

                  9. with respect to each Land-and-Home Contract, the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

                  10. with respect to each Land-and-Home Contract, the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

                  11. based upon a review of the Contract, the information set forth in the List of Contracts respecting such Contract accurately reflects the information contained in the documents in the Custodial Asset File as to (a) the name of the Obligor, (b) the address of the Manufactured Home, (c) the original interest rate on the Contract, (d) the original principal amount of the Contract, if any, (e) the date of the Contract, (f) the maturity date of the Contract, and (g) the Contract identification number.

         With respect to Contracts for which the Required Documents have not been delivered, the Custodian shall perform such Review Procedures upon receipt thereof.

                                    EXHIBIT L

Asset Number:
Obligor:


                        LOST NOTE AFFIDAVIT AND INDEMNITY


Before me, the undersigned authority, personally appeared _____________________

Who upon being duly cautioned and sworn deposes and sayeth as follows:

1. That he/she is a ___________________ of [AFFIANT].

2. As of the time of transfer to _________________ was the Custodian of that certain asset or obligation evidenced by a certain [Contract] [Promissory Note and Deed of Trust/Mortgage] (such document, the "Original") identified as follows:


         Original principal amount: $_______________
         Date of [Deed of Trust/Mortgage] [Contract]: _____________ [Instrument No.: n/a
         Book: n/a
         Page: n/a
         Official records of County]

         That the Original evidencing the loan has been lost or misplaced. To the best of the Custodian's knowledge, the obligation it represents has not been paid, transferred, pledged, or hypothecated. Deponent hereby agrees that _____________ shall indemnify and hold harmless _______________, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting solely from the unavailability of the Original, including, but not limited to, any loss, liability or damage arising from (i) any false statement contained in this affidavit, (ii) any claim of any party that it has already purchased an asset evidenced by the Original or any interest in such asset, (iii) any claim of any borrower with respect to the existence of the terms of an asset evidenced by the Original, and (iv) any claim with respect to the Original, whether or not based upon or arising from honoring or refusing to honor the Original, when presented by anyone. In no event shall ____________ be responsible for consequential or punitive damages. The purposes of this affidavit is to establish such facts and as inducement for ______________ to purchase said Note.

FURTHER AFFIANT SAYETH NOT

                                                     _________________________,
                                                     By:
                                                     Name:
                                                     Title:

Sworn and subscribed before me this _________ day of _______________, ____________ by _______________ an __________________, of _______________.
He/She is personally known to me.


                                                              { Seal }

Signature:
Notary Public:

State of:
County of:
My commission expires:

                                    EXHIBIT M

                                    RESERVED

                                    EXHIBIT N

                                    RESERVED

                                    EXHIBIT O

                                    RESERVED

                                    EXHIBIT P

                                   [Reserved]

                                    EXHIBIT Q

                  DOCUMENTS CONSTITUTING A CUSTODIAL ASSET FILE


---------------------------------------------------------------------------------------------------------------------
                                                                                   Manufactured
                      LOAN FILE DOCUMENTS TO BE PROVIDED                           Housing LOAN     LAND & HOME LOAN
---------------------------------------------------------------------------------------------------------------------
The NOTE of the Obligor(s) bearing all intervening endorsements,  endorsed "Pay                            X
to the order of  __________  without  recourse"  and  signed in the name of the last endorsee (the "Last Endorsee") by an authorized  Person (in the event that the Contract was acquired by the Last Endorsee in a merger,  the signature must be in the following  form:  "[Last  Endorsee],  successor by merger to [name of predecessor]";  in the event that the Contract was  acquired or  originated  by the Last Endorsee  while doing  business under another name, the signature must be in the  following  form:  "[Last  Endorsee],  formerly  known  as  [previous name]").
---------------------------------------------------------------------------------------------------------------------
Any GUARANTEE executed in connection with the Contract (if any).                         X                 X
                                                                                      if any             if any
---------------------------------------------------------------------------------------------------------------------
CONTRACT AGREEMENT (if applicable), and all modifications thereto X X
(Manufactured Housing Contract for Manufactured Housing Contracts). All if any
Manufactured Housing Contracts must include ASSIGNMENT if signed by Obligor.
---------------------------------------------------------------------------------------------------------------------
Any SECURITY  AGREEMENT,  CHATTEL MORTGAGE OR EQUIVALENT  DOCUMENT  executed in          X                 X
connection with the Manufactured Housing Contract (if applicable).                    if any             if any
---------------------------------------------------------------------------------------------------------------------
MORTGAGE with evidence of recording thereon, or a copy thereof together with X an officer's certificate of the Seller or Company certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.
---------------------------------------------------------------------------------------------------------------------
All  ASSUMPTION,  MODIFICATION,  CONSOLIDATION  OR  EXTENSION  AGREEMENTS  with          X                 X
evidence  of  recording  thereon (in the case of Land and Home  Contracts),  or       if any             if any
copies thereof together with an officer's  certificate of the Seller or Company certifying  that such  represent  true and correct  copies of the originals and
that  such  originals   have  each  been  submitted  for   recordation  in  the
appropriate  governmental  recording  office  of  the  jurisdiction  where  the
Mortgaged Property is located,  if any, lack of this item is not to be shown as an Exception.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                   Manufactured
                      LOAN FILE DOCUMENTS TO BE PROVIDED                           Housing LOAN     LAND & HOME LOAN
---------------------------------------------------------------------------------------------------------------------
ASSIGNMENT,  in blank, for each applicable  Manufactured  Housing Contract,  in                            X
form and substance  acceptable for recording and signed in the name of the Last
Endorsee (in the event that the  Contract was acquired by the Last  Endorsee in a merger,  the  signature  must be in the  following  form:  "[Last  Endorsee], successor by merger to [name of  predecessor]";  in the event that the Contract was  acquired or  originated  while doing  business  under  another  name,  the signature must be in the following form:  "[Last  Endorsee],  formerly known as
[previous name]").
---------------------------------------------------------------------------------------------------------------------
All INTERVENING ASSIGNMENTS OF MORTGAGE with evidence of recording thereon, or X copies thereof together with an officer's certificate of the Company or Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.
---------------------------------------------------------------------------------------------------------------------
All INTERVENING ASSIGNMENTS OF MANUFACTURED HOUSING CONTRACTS,  endorsed by the          X
Last Endorsee,  and, for Manufactured  Housing Contracts,  recorded as provided
in  "All  intervening   assignments  of  mortgage."  [May  be  a  part  of  the
Manufactured Housing Contract]
---------------------------------------------------------------------------------------------------------------------
MORTGAGEE TITLE INSURANCE POLICY or if the original mortgagee title insurance X policy has not been issued, the irrevocable marked commitment to issue the same
(or the attorney's opinion of title and abstract of title taken in lieu thereof).
---------------------------------------------------------------------------------------------------------------------
DISBURSEMENT LETTER from the Mortgagor to the original mortgagee (if any).                                 X
                                                                                                         if any
---------------------------------------------------------------------------------------------------------------------
SURVEY of the Mortgaged  Property (if any) as accepted by the title company for                            X
issuance of the title policy.                                                                            if any
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                   Manufactured
                      LOAN FILE DOCUMENTS TO BE PROVIDED                           Housing LOAN     LAND & HOME LOAN
---------------------------------------------------------------------------------------------------------------------
The  LIEN  CERTIFICATE,  (an  original  certificate  of  title,  or if a new or          X
replacement  title  document  is being  sought,  evidence  of the filing of the application  therefor;  certificate of lien or other notification issued by the
Registrar of Titles of the applicable  state to a secured party which indicates that the Lien of the secured party is recorded on the original  certificate  of title),  which  shows  Seller or  Company  as the  holder  of a first  priority security interest in such  Manufactured Home (if the related  Manufactured Home is located in a state in which  notation  of a security  interest  on the title document  is  required or  permitted  to perfect  such  security  interest,  or evidence  that proper  application  for that  notation  has been filed) and the
Obligor as the title  owner.  It is  understood  that some  states do not title
Land and Home Loans or title is  surrendered;  consequently  Lien  Certificates are not  required  for Land and Home  Loans.  For  Arizona,  Kansas,  Kentucky,
Maine, Maryland,  Michigan,  Minnesota,  Missouri, Montana, New York, Oklahoma,
South Dakota and Wisconsin,  the Lien Certificate  shall be deemed delivered if the  applicable  item  identified  on Exhibit Q-1 is  delivered  for a Contract secured by a home located in the indicated state.
---------------------------------------------------------------------------------------------------------------------
UCC FILINGS, for Kentucky, Mississippi and any other states that require UCC             X                 X
filings to perfect security interests in Manufactured Homes, an original or copy of the UCC-1 financing statements, certified as true and correct by
Seller or Company, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC-3 assignments executed by Seller or Company in blank, which UCC-3 assignments shall be in form and substance acceptable for filing or such other evidence of perfection of a security interest in a manufactured housing unit as is customarily relied upon in the jurisdiction in which the related Manufactured Home is located.
---------------------------------------------------------------------------------------------------------------------
OBLIGOR'S POWER OF ATTORNEY, signed by Obligor (not required if requirement X X under Lien Certificate or UCC Filings above are satisfied).
---------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSFER AGREEMENT, if any.                                                     X                 X
                                                                                      if any             if any
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                   Manufactured
                      LOAN FILE DOCUMENTS TO BE PROVIDED                           Housing LOAN     LAND & HOME LOAN
---------------------------------------------------------------------------------------------------------------------
INSURANCE CERTIFICATES or other evidence of insurance, if any. Lack of this X X item not to be reported as an Exception. No notary seal required for homes in if any if any Arkansas, California, Idaho, Illinois, Maryland, Michigan, Minnesota,
New Hampshire, Oregon, Texas, Utah, Vermont, Virginia and West Virginia.
---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT Q-1

                                LIEN CERTIFICATES
                            EXCEPTIONS JURISDICTIONS
                              AS OF MARCH __, 2003

Arizona           Lien Holder Record-Form 48-0103 RD800
                  Duplicate-CVR DMV (print out)

Kansas Letter from state or Notice of Security Interest (TR-730) & Lien Verification; TR-200

Kentucky          Title Lien Statement TC96-187; TITLE LIEN STATEMENT-FORM 159

Maine             Certificate of Lien (MVT-17)

Maryland          Notice of Security Interest Filing-Form VR-2

Michigan Receipt for RD-108 DLR Transaction Form RD-108; TR-11L; BUREAU OF DRIVER AND VEHICLE RECORDS LOOKUP-REQUEST REPORT

Minnesota         Certificate Of Lien Release (Lien Card)-Form #PS 2701-02

Missouri          Valid Notice of Lien-Form (M4809)

Montana           Notice of Lien (MV81)

New York          Notice of Recorded Lien (MV901)

Oklahoma          Lien Entry Form

South Dakota      Lienholder's Notice of Filing

Wisconsin         Confirmation of Security Interest (Lien Perfection) #MV2076